UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2011

DGT Holdings Corp.
(Exact name of registrant as specified in its charter)

New York	0-3319	13-1784308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Pine Aire Drive, Bay Shore, New York		11706
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (631) 231-6400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2011, Registrant’s shareholders, upon recommendation of Registrant’s Board of Directors, approved an amendment to the Registrant’s Amended and Restated 2007 Incentive Stock Plan (“Plan”) to increase the number of shares authorized and reserved for issuance thereunder by 300,000.  The amendment is described in greater detail in Proposal 2 in Registrant’s Proxy Statement for the 2011 Annual Meeting of Shareholders (“Proxy Statement”).  The Proxy Statement was filed with the Securities and Exchange Commission on January 26, 2011.  The description of the amendment contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Plan (as amended and restated effective March 8, 2011), which is filed as an exhibit to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 8, 2011, Registrant held its Annual Meeting of Shareholders.  The matters voted on by shareholders and the voting results are as follows:

Proposal 1.  Election of Directors.  All nominees for director were elected.

Name	For	Withheld	Non Votes
James R. Henderson	2,518,228	94,879	736,605
John J. Quicke	2,518,628	94,479	736,605
T. Scott Avila	2,585,632	27,475	736,605
General Merrill A. McPeak	2,602,532	10,575	736,605
James A. Risher	2,511,756	101,351	736,605

Proposal 2.  Approval of an amendment to the Amended and Restated 2007 Incentive Stock Plan to increase the number of shares authorized and reserved for issuance thereunder by 300,000 shares.  The amendment to the Amended and Restated 2007 Incentive Stock Plan was approved.

For	Against	Abstain	Non-Votes
2,343,945	106,132	163,030	736,605

Proposal 3.  Approval of an advisory resolution regarding the compensation of Registrant’s named executive officers.  The advisory resolution was approved.

For	Against	Abstain	Non-Votes
2,341,856	40,289	230,962	736,605

Proposal 4.  To act upon an advisory vote on the frequency at which Registrant should include an advisory vote regarding the compensation of Registrant’s named executive officers in its proxy statement.  Based on these results and consistent with a majority of votes cast with respect to this matter, Registrant’s Board of Directors has adopted a policy to hold an advisory vote on executive compensation every year.

One Year	Two Years	Three Years	Abstain
2,219,913	149,281	12,839	231,074

Proposal 5.  Ratification of the appointment of BDO USA, LLP as Registrant’s independent registered public accountants for the fiscal year ending July 30, 2011.  The appointment of BDO USA, LLC was ratified.

For	Against	Abstain	Non-Votes
3,313,885	35,516	311	--

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibits

10.1	Amended and Restated 2007 Incentive Stock Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DGT HOLDINGS CORP.
(Registrant)

Date: March 9, 2011	By:	/s/ John J. Quicke
John J. Quicke President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibits

10.1	Amended and Restated 2007 Incentive Stock Plan